Exhibit 10.18

         Consolidation of Master Lease Agreements, dated as of the 23rd day of January, 2002 (this “Consolidation”), made among (i) VC Omaha Holdings L.L.C., a Delaware limited liability company, and Carmar Freezers Thomasville L.L.C., a Delaware limited liability company (collectively, “Landlord I”), (ii) VC Freezer Amarillo, L.P., VC Freezer Fremont L.L.C., VC Freezer Garden City L.L.C., VC Freezer Phoenix L.L.C., VC Freezer Sioux Falls L.L.C., VC Freezer Springdale L.L.C., VC Freezer Russelville L.L.C., VC Freezer Texarkana L.L.C., Carmar Freezers Russelville L.L.C., VC Freezer Fort Worth L.L.C., Americold Corporation, VC Freezer Kentucky, L.L.C., VC Freezer Massillon, L.L.C., VC Freezer Strasburg, L.L.C. and VC Freezer Babcock, L.L.C. (collectively, “Landlord II”), (iii) Americold Corporation, an Oregon corporation (“Landlord III”, and collectively with Landlord I and Landlord II, the “Landlords”), and (iv) Americold Logistics, LLC, a Delaware limited liability company (“Tenant”).

W I T N E S E T H:

         Whereas, Landlord I and Tenant are parties to a certain Master Lease Agreement, dated as of March 11, 1999, as amended by that certain letter agreement, dated November 30, 1999, that certain Second Amendment to Master Lease Agreement, executed May 11, 2001 and effective as of February 22, 2001 and that certain Third Amendment to Master Lease Agreement, dated as of December 27, 2001 (as so amended, “Lease I”);

         Whereas, Landlord II and Tenant are parties to a certain Master Lease Agreement, dated as of March 11, 1999, as amended by those certain letter agreements, dated November 30, 1999, and March 22, 2000, that certain Third Amendment to Master Lease Agreement, executed May 11, 2001 and effective as of February 22, 2001, and that certain Fourth Amendment to Master Lease Agreement, dated as of December 27, 2001 (as so amended, “Lease II”)

         Whereas, Landlord III (through its predecessor, URS Logistics, Inc.) and Tenant are parties to a certain Master Lease Agreement, dated as of March 11, 1999, as amended by that certain letter agreement, dated November 30, 1999, that certain Second Amendment to Master Lease Agreement, executed May 11, 2001 and effective as of February 22, 2001, and that certain Third Amendment to Master Lease Agreement, dated as of December 27, 2001 (as so amended, “Lease III”)

         Whereas, Landlord III and Tenant are parties to a certain Master Lease Agreement, dated as of February 28, 1999, as amended by that certain letter agreement, dated November 30, 1999, that certain Second Amendment to Master Lease Agreement, executed

May 11, 2001 and effective as of February 22, 2001 and that certain Third Amendment to Master Lease Agreement, dated as of December 27, 2001 (as so amended, “Lease IV” and, together with Lease I, Lease II and Lease III, the “Leases”);

         Whereas, the Landlords and Tenant wish to consolidate the Leases so that the same shall constitute a single lease.

         Now, Therefore, for Ten Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1.     Definitions. All capitalized terms used but not defined herein shall have the meanings given such terms in the Leases.

         2.     Consolidation of Leases.

(a) The Landlords and Tenant hereby agree that, effective with the execution and delivery of this Agreement by each of the parties hereto, the Leases shall be consolidated into a single instrument and shall for all purposes be deemed and construed to be a single lease affecting all of the Properties subject to the Leases.

(b) Without limiting the generality of Section 2(a) above:

(i) the rights and remedies, and duties and obligations, of each of the Landlords under each of the Leases, shall inure to the benefit of, and be binding upon, each of the Landlords,

(ii) the rights and remedies, and duties and obligations, of Tenant under each of the Leases shall inure to the benefit of Tenant, and be binding upon, Tenant, and

(iii) a default on the part of Tenant or any Landlord to perform its obligations under any of the Leases shall constitute the default of Tenant or the Landlords, respectively, under all of the Leases.

         3.     Authority. Each party hereto represents and warrants that this Consolidation has been duly authorized, executed and delivered on behalf of such party.

         4.     Miscellaneous.

(a) The Leases, as consolidated hereby, are in full force and effect and, except as set forth herein, unmodified.

(b) This Consolidation may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

(c) In all respects, except to the extent that the context otherwise requires, references to “this Lease” (and words of similar import) in the Leases prior to their consolidation hereby shall be deemed to refer to the Leases as consolidated hereby.

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         In Witness Whereof, the parties hereto have caused this Consolidation to be duly executed by their duly authorized representatives as of the day and year first above written.

Landlord I:

VC OMAHA HOLDINGS, L.L.C.

By:	Americold Corporation, its member

	By:	/s/ Joseph Macnow Name: Joseph Macnow Title: Executive Vice President Finance and Administration

CARMAR FREEZERS THOMASVILLE, L.L.C.

By:	VC Omaha Holdings, L.L.C., its member

	By:	/s/ Joseph Macnow Name: Joseph Macnow Title: Executive Vice President Finance and Administration

Landlord II:

VC FREEZER AMARILLO, L.P.

By: VC Freezer Omaha Amarillo L.L.C., its general partner

By: VC Omaha Real Estate Holdings, L.L.C., its sole member

By: VC Omaha Holdings, L.L.C., its sole member

By: Americold Corporation, its sole member

By:	/s/ Joseph Macnow

Name: Joseph Macnow Title: Executive Vice President Finance and Administration

VC FREEZER FREMONT L.L.C.

By: VC Omaha Real Estate Holdings, L.L.C., its sole member

By: VC Omaha Holdings, L.L.C., its sole member

By: Americold Corporation, its sole member

By:	/s/ Joseph Macnow

	Name:	Joseph Macnow

	Title:	Executive Vice President Finance and Administration

VC FREEZER GARDEN CITY L.L.C.

By: VC Omaha Real Estate Holdings, L.L.C., its sole member

By: VC Omaha Holdings, L.L.C., its sole member

By: Americold Corporation, its sole member

By:	/s/ Joseph Macnow

	Name:	Joseph Macnow

	Title:	Executive Vice President Finance and Administration

VC FREEZER PHOENIX L.L.C.

By: VC Omaha Real Estate Holdings, L.L.C., its sole member

By: VC Omaha Holdings, L.L.C., its sole member

By: Americold Corporation, its sole member

By:	/s/ Joseph Macnow

	Name:	Joseph Macnow

	Title:	Executive Vice President Finance and Administration

VC FREEZER SIOUX FALLS L.L.C.

By: VC Omaha Real Estate Holdings, L.L.C., its sole member

By: VC Omaha Holdings, L.L.C., its sole member

By: Americold Corporation, its sole member

By:	/s/ Joseph Macnow

	Name:	Joseph Macnow

	Title:	Executive Vice President Finance and Administration

VC FREEZER SPRINGDALE L.L.C.

By: VC Omaha Real Estate Holdings, L.L.C., its sole member

By: VC Omaha Holdings, L.L.C., its sole member

By: Americold Corporation, its sole member

By:	/s/ Joseph Macnow

	Name:	Joseph Macnow

	Title:	Executive Vice President Finance and Administration

VC FREEZER RUSSELVILLE L.L.C.

By: VC Omaha Real Estate Holdings, L.L.C., its sole member

By: VC Omaha Holdings, L.L.C., its sole member

By: Americold Corporation, its sole member

By:	/s/ Joseph Macnow

	Name:	Joseph Macnow

	Title:	Executive Vice President Finance and Administration

VC FREEZER TEXARKANA L.L.C.

By: VC Omaha Real Estate Holdings, L.L.C., its sole member

By: VC Omaha Holdings, L.L.C., its sole member

By: Americold Corporation, its sole member

By:	/s/ Joseph Macnow

	Name:	Joseph Macnow

	Title:	Executive Vice President Finance and Administration

CARMAR FREEZERS RUSSELVILLE L.L.C.

By: VC Omaha Real Estate Holdings, L.L.C., its sole member

By: VC Omaha Holdings, L.L.C., its sole member

By: Americold Corporation, its sole member

By:	/s/ Joseph Macnow

	Name:	Joseph Macnow

	Title:	Executive Vice President Finance and Administration

VC FREEZER FORT WORTH L.L.C.

By: VC Omaha Real Estate Holdings, L.L.C., its sole member

By: VC Omaha Holdings, L.L.C., its sole member

By: Americold Corporation, its sole member

By:	/s/ Joseph Macnow

	Name:	Joseph Macnow

	Title:	Executive Vice President Finance and Administration

AMERICOLD CORPORATION

By:	/s/ Joseph Macnow

	Name:	Joseph Macnow

	Title:	Executive Vice President Finance and Administration

VC FREEZER KENTUCKY, L.L.C.

By: VC Omaha Real Estate Holdings, L.L.C., its sole member

By: VC Omaha Holdings, L.L.C., its sole member

By: Americold Corporation, its sole member

By:	/s/ Joseph Macnow

	Name:	Joseph Macnow

	Title:	Executive Vice President Finance and Administration

VC FREEZER MASSILLON, L.L.C.

By: VC Omaha Real Estate Holdings, L.L.C., its sole member

By: VC Omaha Holdings, L.L.C., its sole member

By: Americold Corporation, its sole member

By:	/s/ Joseph Macnow

	Name:	Joseph Macnow

	Title:	Executive Vice President Finance and Administration

VC FREEZER STRASBURG, L.L.C.

By: VC Omaha Real Estate Holdings, L.L.C., its sole member

By: VC Omaha Holdings, L.L.C., its sole member

By: Americold Corporation, its sole member

By:	/s/ Joseph Macnow

	Name:	Joseph Macnow

	Title:	Executive Vice President Finance and Administration

VC FREEZER BABCOCK, L.L.C.

By: VC Omaha Real Estate Holdings, L.L.C., its sole member

By: VC Omaha Holdings, L.L.C., its sole member

By: Americold Corporation, its sole member

By:	/s/ Joseph Macnow

	Name:	Joseph Macnow

	Title:	Executive Vice President Finance and Administration

Landlord III:

AMERICOLD CORPORATION

By:	/s/ Joseph Macnow

	Name:	Joseph Macnow

	Title:	Executive Vice President Finance and Administration

Tenant:

AMERICOLD LOGISTICS, LLC

By:	/s/ J.C. Daiker

	Name:	J.C. Daiker

Title: